                                 EXHIBIT 24a

                              POWERS OF ATTORNEY

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 8, 1996                            /s/ J. HYATT BROWN
                                                -------------------------
                                                J. Hyatt Brown

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 8, 1996                            /s/ SAMUEL P. BELL, III
                                                -------------------------
                                                Samuel P. Bell, III

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 8, 1996                            /s/ BRADLEY CURREY, JR.
                                                -------------------------
                                                Bradley Currey, Jr.

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 18, 1996                           /s/ BRUCE G. GEER
                                                -------------------------
                                                Bruce G. Geer

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 18, 1996                           /s/ JIM W. HENDERSON
                                                -------------------------
                                                Jim W. Henderson

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 8, 1996                            /s/ KENNETH E. HILL
                                                -------------------------
                                                Kenneth E. Hill

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 11, 1996                           /s/ THEODORE J. HOEPNER
                                                -------------------------
                                                Theodore J. Hoepner

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 10, 1996                           /s/ CHARLES W. POE
                                                -------------------------
                                                Charles W. Poe

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 15, 1996                           /s/ WILLIAM F. POE, JR.
                                                -------------------------
                                                William F. Poe, Jr.

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 8, 1996                            /s/ WILLIAM F. POE, SR.
                                                -------------------------
                                                William F. Poe, Sr.

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey and James
L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: March 14, 1996                           /s/ JAMES A. ORCHARD
                                                -------------------------
                                                James A. Orchard